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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)          August 13, 2001
                                                    ----------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                         91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

   6830 Spencer Street, Las Vegas, Nevada                            89119
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  (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code      (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

         On August 13, 2001, all rights that the Company issued to non-California residents for the purchase the Company's $.001 par value common stock ("Common Stock") through the Company's Registration Statement on Form S-3 (File No. 333-64012), as declared effective on July 13, 2001, expired. As of August 13, 2001, rightsholders had purchased 7,862,580 shares of Common Stock. Rightsholders had applied $1,783,328.80 in amounts payable under short-term notes or bridge loans toward the purchase price of the rights shares, and the Company received $968,574.00 in cash proceeds from the exercise of these rights.

         On August 14, 2001, the Company's standby purchaser, James E. Crabbe, a director and the Company's controlling stockholder, purchased 16,409,068 shares of Common Stock. Mr. Crabbe applied $850,000 in short-term notes and $2,504,000 in bridge loans toward the purchase of these shares and tendered the remaining amount of the purchase price, $2,389,174.00, in cash.

         As the rights issued to California residents may not be exercised by California residents until the California Department of Corporation issues an order regarding the effectiveness of the Company's registration of the shares of its common stock underlying the rights issued to California residents by coordination pursuant to Section 25111 of the California Corporations Code, 2,598,122 of the 26,869,770 total rights shares remain outstanding.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VENDINGDATA CORPORATION



Date:        August 15, 2001          By:  /s/ Stacie L. Brown
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                                           Stacie L. Brown, Attorney-In-Fact for
                                           Steven J. Blad
                                      Its: President and Chief Executive Officer

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